UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 9, 2013

AEP INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-14450	22-1916107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

125 Phillips Avenue, South Hackensack, New Jersey	07606
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (201) 641-6600

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the annual meeting of stockholders of AEP Industries Inc. (the “Company”) on April 9, 2013, stockholders approved the AEP Industries Inc. 2013 Omnibus Incentive Plan (the “2013 Plan”). The 2013 Plan provides for the award to non-employee directors and key employees of the Company of options, restricted stock, restricted stock units, stock appreciation rights, performance awards (which may take the form of performance units or performance shares) and other awards to acquire up to an aggregate of 375,000 shares of the Company’s common stock. As a result of stockholder approval of the 2013 Plan, all subsequent awards of performance units, restricted stock, restricted stock units, unrestricted stock, options, stock appreciation rights or other stock and stock unit awards will be granted under the 2013 Plan and no new awards will be made under the AEP Industries Inc. 2005 Stock Option Plan. The foregoing summary is qualified in its entirety by reference to the 2013 Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

On April 9, 2013, the Company’s Board of Directors approved the forms of a Performance Unit Award Agreement, a Restricted Stock Award Agreement and a Stock Option Award Agreement for grants to participants in the 2013 Plan. Copies of the form of award agreements are attached hereto as Exhibits 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the annual meeting of stockholders of the Company on April 9, 2013, stockholders elected the three Class C director nominees to the Board to serve three-year terms, ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2013, approved (on an advisory basis) the compensation of the Company’s named executive officers, approved the AEP Industries Inc. 2013 Omnibus Incentive Plan, and approved the material terms of performance goals used under the AEP Industries Management Incentive Plan for compliance with Section 162(m) of the Internal Revenue Code.

For Proposal 1, the three nominees receiving the most votes cast were elected as directors. Proposals 2, 3, 4 and 5 required the affirmative vote of the holders of a majority of shares entitled to vote and present at the meeting. The Proposals are described in detail in the Company’s definitive proxy statement filed on February 22, 2013 with the Securities and Exchange Commission.

The results of the voting are shown below.

Proposal 1—Election of Directors

Class C Nominees	Votes For	Votes Withheld	Broker Non-Votes
J. Brendan Barba	2,071,020	847,279	257,850
Richard E. Davis	2,061,429	856,870	257,850
Lee C. Stewart	2,064,074	854,225	257,850

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstain
3,155,514	12,767	7,868

Proposal 3—Advisory Vote on Named Executive Officer Compensation

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
2,907,577	4,569	6,153	257,850

Proposal 4—Approval of the AEP Industries Inc. 2013 Omnibus Incentive Plan

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
2,846,375	66,175	5,748	257,851

Proposal 5—Approval of the Material Terms of Performance Goals Used Under the AEP Industries Inc. Management Incentive Plan

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
2,895,532	16,883	5,883	257,851

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	2013 Omnibus Incentive Plan (incorporated by reference from the Company’s Proxy Statement on Schedule 14A filed on February 22, 2013)

10.2	Form of Performance Unit Award Agreement (2013 Omnibus Incentive Plan)

10.3	Form of Restricted Stock Award Agreement (2013 Omnibus Incentive Plan)

10.4	Form of Stock Option Award Agreement (2013 Omnibus Incentive Plan)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEP INDUSTRIES INC.

Date: April 11, 2013	By:	/s/ LINDA N. GUERRERA
Linda N. Guerrera
Vice President and Controller

Exhibit Index

Exhibit No.	Description

10.1	2013 Omnibus Incentive Plan (incorporated by reference from the Company’s Proxy Statement on Schedule 14A filed on February 22, 2013)

10.2	Form of Performance Unit Award Agreement (2013 Omnibus Incentive Plan)

10.3	Form of Restricted Stock Award Agreement (2013 Omnibus Incentive Plan)

10.4	Form of Stock Option Award Agreement (2013 Omnibus Incentive Plan)

4